UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024
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MSC INDUSTRIAL DIRECT CO., INC.
(Exact name of registrant as specified in its charter)
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New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Broadhollow Road, Suite 1000, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	MSM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

    (a) On January 24, 2024, MSC Industrial Direct Co., Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”).

    (b) A brief description of the matters voted upon at the Annual Meeting and the results of the voting on such matters are set forth below. On all matters (including the election of directors) submitted to a vote of the Company’s shareholders, each holder of Class A Common Stock is entitled to one vote per share. Broker non-votes and abstentions are not considered votes cast at the Annual Meeting and are not counted for any purpose in determining whether a matter has been approved.

1.Election of directors:

Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes	Percentage of Votes Cast For
Erik Gershwind	48,932,252	783,133	68,546	2,136,914	98.42%

Louise Goeser	48,662,345	1,077,733	43,853	2,136,914	97.83%

Mitchell Jacobson	48,539,775	1,191,452	52,704	2,136,914	97.60%

Michael Kaufmann	49,446,452	290,898	46,581	2,136,914	99.41%

Steven Paladino	46,742,131	2,992,696	49,104	2,136,914	93.98%

Philip Peller	46,965,027	2,770,564	48,340	2,136,914	94.42%

Rahquel Purcell	48,115,840	1,599,640	68,451	2,136,914	96.78%

Rudina Seseri	48,127,001	1,604,453	52,477	2,136,914	96.77%

Each of the nominees was elected by the Company’s shareholders to serve for a term of one year or until his or her successor is duly elected and qualified.

2.Ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2024:

Votes Cast For	Votes Cast Against	Abstentions	Percentage of Votes Cast For
50,472,539	1,412,878	35,428	97.27%

Proposal No. 2 was approved by the Company’s shareholders.

3.Advisory vote to approve the compensation of the Company’s named executive officers:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes	Percentage of Votes Cast For
48,929,375	648,614	205,942	2,136,914	98.69%

Proposal No. 3, an advisory vote, was approved by the Company’s shareholders.

4.Advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers:

Votes Cast For 1 Year	Votes Cast For 2 Years	Votes Cast For 3 Years	Abstentions	Broker Non-Votes	Percentage of Votes Cast For 1 Year
48,614,878	17,184	1,126,825	25,044	2,136,914	97.70%

The highest number of votes cast by the Company’s shareholders was for a one-year frequency for future advisory votes to approve the compensation of the Company’s named executive officers.

    (d) Consistent with the recommendation of the Board of Directors of the Company and the voting results on Proposal No. 4 set forth above, the Company has determined that future advisory votes to approve the compensation of the Company’s named executive officers will take place every year until the next advisory vote on the frequency of such votes, which will occur no later than the Company’s annual meeting of shareholders in 2030.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date:	January 24, 2024	By:	/s/ KRISTEN ACTIS-GRANDE
		Name:	Kristen Actis-Grande
		Title:	Executive Vice President and Chief Financial Officer
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